UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2014

Commission File Number: 001-36261

CHC Group Ltd.
(Exact name of Registrant as specified in its charter)

Cayman Islands	98-0587405
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)
190 Elgin Avenue
George Town
Gran Cayman, KY1-9005
Cayman Islands
(Address of principal executive offices, including zip code)
(604) 276-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities.
CHC Group Ltd. (or the Company) completed the sale and issuance of 384,000 convertible preferred shares (or preferred shares) to CD&R CHC Holdings, L.P. on November 12, 2014. The preferred shares offered to CD&R CHC Holdings, L.P. will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The disclosures under “Item 1.01 Entry into a Material Definitive Agreement” and “Item 3.02 Unregistered Sale of Equity Securities” of the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission (or SEC) on August 27, 2014 (or the Prior 8-K), are incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective November 12, 2014, Robert C. Volpe was appointed to the Company’s board of directors as a Class I director, to serve until the Company’s 2017 annual general meeting of shareholders, or until his earlier death, resignation, retirement, disqualification or removal in accordance with the Articles of Association of the Company.
Mr. Volpe was elected to the board of directors pursuant to the terms of that certain Investment Agreement by and among the Company, Clayton, Dubilier & Rice Fund IX, L.P. (or the Investor) and Clayton, Dubilier & Rice, LLC, dated as of August 21, 2014 (or the Investment Agreement), in connection with the Second Closing (as defined in the Investment Agreement), and the terms of the voting agreements described in the Prior 8-K. The material terms of the Investment Agreement and such voting agreements are described in the disclosures under “Item 1.01 Entry into a Material Definitive Agreement” in the Prior 8-K. Such description of material terms and the agreements attached as exhibits to the Prior 8-K are incorporated herein by reference.
Mr. Volpe is a Principal at Clayton, Dubilier & Rice, which he joined in 2008. His responsibilities at Clayton, Dubilier & Rice range from investment origination, structuring, execution, monitoring and exit strategy. Prior to joining Clayton, Dubilier & Rice, Mr. Volpe served in the investment banking division at Morgan Stanley. Mr. Volpe holds a B.A. from Dartmouth College and an M.B.A from Harvard Business School.
In connection with joining the board of directors, Mr. Volpe executed the Company’s standard form of indemnification agreement. The disclosures under Item 3.02 above are incorporated herein by reference. There have been no other related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC) between Mr. Volpe and the Company.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On November 7, 2014, the Company, held its extraordinary general meeting of shareholders (or the Meeting) at the offices of Cooley LLP, 1114 Avenue of the Americas, New York, NY 10036. At the Meeting, the Company’s shareholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on October 10, 2014. The results of the matters presented at the Meeting, based on the presence in person or by proxy of holders of 65,773,074 ordinary shares of the 81,344,469 ordinary shares entitled to vote, are described below.
Proposal 1
Proposal 1 was to approve the issuance to the Investor or one or more of its affiliates of the Company’s preferred shares which are convertible into ordinary shares representing more than 20% of the Company’s issued and outstanding ordinary shares prior to such issuance, and the issuance of any additional preferred shares in respect of amounts of accrued preferred dividends on the preferred shares, pursuant to the terms of the Investment Agreement.

Proposal 1 was approved as follows:

For	Against	Abstain	Non-Votes
65,702,241	62,491	8,342	0

Proposal 2
Proposal 2 was to approve the granting to the Investor or one or more of its affiliates of certain preemptive rights to participate in future issuances of the Company’s ordinary shares or securities convertible into or exercisable for the Company’s ordinary shares to the extent that the Investor or one or more of its affiliates, upon such issuance or conversion, would receive more than 1% of the number or voting power of the Company’s then-outstanding ordinary shares and that such issuances occur prior to the earlier of the Company’s annual general meeting of shareholders in 2019 or November 7, 2019.

Proposal 2 was approved as follows:

For	Against	Abstain	Non-Votes
58,864,791	6,904,741	3,542	0
Proposal 3
Proposal 3 was to amend the Company’s Amended and Restated Memorandum and Articles of Association to make explicit (i) the board of director’s ability to pay dividends in shares as well as in cash and (ii) the availability of proxy voting via telephone, Internet, or other means as approved by the board of directors.
Proposal 3 was approved as follows:

For	Against	Abstain	Non-Votes
65,713,859	36,938	22,277	0

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Description

10.1(1)	Shareholders Agreement dated as of October 30, 2014 among CHC Group Ltd., CD&R CHC Holdings, L.P. and the other parties thereto
10.2(2)	Registration Rights Agreement by and between CHC Group Ltd. and CD&R CHC Holdings, L.P. dated as of October 30, 2014
10.3(3)	Investment Agreement, dated as of August 21, 2014, by and between CHC Group Ltd., Clayton, Dubilier & Rice Fund IX, L.P. and Clayton, Dubilier and Rice, LLC
10.4(4)	Form of Indemnification Agreement
99.1	Press Release dated November 10, 2014
99.2	Press Release dated November 12, 2014

(1)     Previously filed as Exhibit 10.1 to the Current Report on Form 8-K (No. 001-36261) filed with the SEC on October 30, 2014 and incorporated herein by reference.
(2)     Previously filed as Exhibit 10.2 to the Current Report on Form 8-K (No. 001-36261) filed with the SEC on October 30, 2014 and incorporated herein by reference.
(3)     Previously filed as Exhibit 10.1 to the Current Report on Form 8-K (No. 001-36261) filed with the SEC on August 27, 2014 and incorporated herein by reference.
(4)     Previously filed as Exhibit 10.22 to the Registration Statement on Form S-1 (No. 333-198876) filed with the SEC on September 22, 2014 and incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHC GROUP LTD.

By:	/s/ Russ Hill
Name: Russ Hill
Authorized Signatory
Date: November 12, 2014

INDEX TO EXHIBITS

Exhibit Number	Description

10.1(1)	Shareholders Agreement dated as of October 30, 2014 among CHC Group Ltd., CD&R CHC Holdings, L.P. and the other parties thereto
10.2(2)	Registration Rights Agreement by and between CHC Group Ltd. and CD&R CHC Holdings, L.P. dated as of October 30, 2014
10.3(3)	Investment Agreement, dated as of August 21, 2014, by and between CHC Group Ltd., Clayton, Dubilier & Rice Fund IX, L.P. and Clayton, Dubilier and Rice, LLC
10.4(4)	Form of Indemnification Agreement
99.1	Press Release dated November 10, 2014
99.2	Press Release dated November 12, 2014

(1)     Previously filed as Exhibit 10.1 to the Current Report on Form 8-K (No. 001-36261) filed with the SEC on October 30, 2014 and incorporated herein by reference.
(2)     Previously filed as Exhibit 10.2 to the Current Report on Form 8-K (No. 001-36261) filed with the SEC on October 30, 2014 and incorporated herein by reference.
(3)     Previously filed as Exhibit 10.1 to the Current Report on Form 8-K (No. 001-36261) filed with the SEC on August 27, 2014 and incorporated herein by reference.
(4)     Previously filed as Exhibit 10.22 to the Registration Statement on Form S-1 (No. 333-198876) filed with the SEC on September 22, 2014 and incorporated herein by reference.